PREFERRED STOCK PURCHASE AGREEMENT

BETWEEN

NON-INVASIVE MONITORING SYSTEMS, INC.

AND

CERTAIN INVESTORS
(AS LISTED ON SCHEDULE A)

DATED

as of April 3, 2008

TABLE OF CONTENTS

List of Schedules

PREFERRED STOCK PURCHASE AGREEMENT

This PREFERRED STOCK PURCHASE AGREEMENT (the "**Agreement**") is made and entered into as of April 3, 2008 (the "**Effective Date**") by and among NON-INVASIVE MONITORING SYSTEMS, INC., a corporation organized and existing under the laws of the State of Florida ("**NIMS**" or the "**Company**"), and certain investors, (hereinafter referred to collectively as "**Investor**" or "**Investors**") as listed on Schedule A herein (each agreement with an Investor being deemed a separate and independent agreement between the Company and such Investor).

PRELIMINARY STATEMENT:

WHEREAS, the Investors wish to purchase, upon the terms and subject to the conditions of this Agreement, up to One Thousand (1,000) shares of Series D Preferred Convertible Stock of the Company (such shares of Preferred Stock are referred to herein collectively as the "**Preferred Shares**"), for a purchase price of $1,500 per Preferred Share; and

WHEREAS, the parties intend to memorialize the purchase and sale of such Preferred Shares by executing this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS

1.1 Incorporation by Reference. The foregoing recitals, the Schedule(s) and any Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.

1.3 Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article I shall have the meanings set forth elsewhere in this Agreement):

1.3.1 "**1933 Act**" means the Securities Act of 1933, as amended.

1.3.2 "**1934 Act**" means the Securities Exchange Act of 1934, as amended.

1.3.3 "**Affiliate**" means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term "control," as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

1.3.4 "**Articles**" means the Articles of Organization of the Company, as the same may be amended from time to time.

1.3.5 "**Closing Date**" means the date on which the transactions described in Article III hereof are completed.

1.3.6 **Common Shares**" shall mean, collectively, those shares of Common Stock issuable to the Investors upon conversion of the Series D Convertible Preferred Shares.

1.3.7 "**Common Stock**" means the shares of common stock of NIMS, par value $0.01 per share.

1.3.8 "**Florida Act**" means the Florida Business Corporation Act, as amended.

1.3.9 "**Material Adverse Effect**" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement; provided, however, that none of the following shall be deemed, in themselves, either alone or in combination, to constitute a Material Adverse Effect, and none of the following shall be taken into account in determining whether there has been or shall be a Material Adverse Effect: (i) any change in the market price or trading volume of the Common Stock after the date hereof, (ii) any adverse circumstance, change or effect resulting directly from conditions affecting the industries in which the Company participates in their entirety or the U.S. economy as a whole, (iii) any adverse circumstance, change or effect resulting directly from the announcement or pendency of this Agreement or (iv) any adverse circumstance, change or effect resulting from the taking of any action by the Company which this Agreement requires the Company to take.

1.3.10 "**Permitted Transferee**" of an Investor shall mean (I) if such Investor is an individual, (a) to one or more trustees of a trust revocable solely by such Investor, (b) to one or more trustees of an irrevocable trust the beneficiaries of which are such Investor, his or her spouse and/or his or her issue, (c) to such Investor's guardian or conservator or (d) in the event of such Investor's death, to his heirs or legal representatives, or (II) if such Investor is a business entity, to one or more entities that controls, is controlled by, or under common control with, such Investor (defined as the ownership of a majority of the voting power and investment interests in such other entity).2

1.3.11 "**Person**" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

1.3.12 "**Purchase Price**" means the purchase price for the Preferred Shares as set forth in Section 2.2 below.

1.3.13 "**SEC**" means the Securities and Exchange Commission.

1.3.14 "**SEC Documents**" shall mean each form, report, schedule, statement and other document filed or required to be filed by the Company with the SEC pursuant to the 1934 Act through the date hereof, including any filed amendment to such document, whether or not such amendment is required to be so filed.

1.3.15 "**Securities**" shall mean, collectively, the Series D Convertible Preferred Shares and the shares of Common Stock into which the Series D Convertible Shares of Common Stock are convertible.

1.3.16 "**Series D Convertible Preferred Shares**" shall mean, collectively, the shares of Series D Convertible Preferred Stock of the Company being subscribed for hereunder.

1.3.17 "**Transfer Agent Instructions**" means the Irrevocable Transfer Agent Instructions, in the form of Schedule B, executed by the Company and delivered to and acknowledged in writing by the Company's transfer agent.

ARTICLE II

SALE AND PURCHASE OF NIMS'S PREFERRED SHARES AND PURCHASE PRICE

2.1 **Sale of NIMS Preferred Shares.** Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell, and each Investor, severally and not jointly, agrees to purchase, the number of Preferred Shares as specified next to such Investor's name on Schedule A for a purchase price of One Thousand Five Hundred Dollars ($1,500) per Preferred Share, resulting in an aggregate purchase price of One Million Five Hundred Thousand Dollars ($1,500,000) (the "**Purchase Price**"), on the Closing Date. Upon execution and delivery of this Agreement and the Company's receipt of the applicable portion of the Purchase Price, the Company shall deliver to the Investors, as and when payment therefore has been received by the Company, an aggregate total of up to One Thousand (1,000) shares of Series D Convertible Preferred Stock, to be issued to the Investors pro rata based upon their commitments as set forth on Schedule A.

2.2 **Purchase Price.** The purchase price to be paid by each Investor on the Closing Date for the Preferred Shares is payable by such Investor in United States Dollars in accordance with the information listed on **Schedule A**. Payment to the Company of the applicable portion of the Purchase Price shall be made by wire transfer or check.

2.3 **Acceptance.** Each potential Investor acknowledges that the Company shall, in its sole discretion, have the right to accept or reject his or its subscription for Preferred Shares, in whole or in part, for any reason or for no reason.

ARTICLE III

CLOSING AND DELIVERIES AT CLOSING

3.1 **Closing Date.** The closing of the transactions contemplated by this Agreement, including closing by facsimile with originals to follow, is referred to as the "**Closing**," and such date is referred to as the "**Closing Date**". It is anticipated that the Closing will occur on the date on which this Agreement is executed and delivered by all of the parties hereto

3.2 **Deliveries by the Company.** In connection with the Closing, the Company is delivering, or causing to be delivered, to the Investors, the following:

(a) Within seven (7) business days following the Closing Date, certificates representing Series D Convertible Preferred Shares, which certificates shall be duly endorsed to the applicable Investor and executed by the Company, and shall contain the restrictive legends described in Section 7.3 below;

(b) duly executed Transfer Agent Instructions acknowledged by the Company's transfer agent; and

(c) evidence of the filing with the Secretary of State of the State of Florida of a duly adopted and executed Statement concerning the establishment and designation of the Series D Convertible Preferred Stock by the board of directors of the Company in substantially the form of Schedule C (the "**Statement of Designations**").

In the event any document provided to an Investor in Paragraph 3.2 herein is provided by facsimile, the Company shall forward an original document to such Investor within seven (7) business days

3.3 **Deliveries by Investor.** In connection with the Closing, each Investor is delivering, or is causing to be delivered, to the Company, as appropriate; his pro rata share of the Purchase Price.

3.4 **Further Assurances.** The Company and each Investor shall, upon request, on or after the Closing, cooperate with each other by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF NIMS

NIMS represents and warrants to the Investors as of the date hereof as follows:

4.1 **Organization and Qualification**. NIMS is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on NIMS and its subsidiaries taken as a whole.

4.2 **Articles of Incorporation and By-Laws**. The complete and correct copies of NIMS' Articles of Incorporation and By-Laws, as amended or restated to date, which have been filed with the Securities and Exchange Commission, are a complete and correct copy of such documents as in effect on the date hereof.

4.3 **Capitalization; Issuance of Shares**.

4.3.1 As of the date hereof, the authorized capital stock of NIMS consists of 101,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of October 31, 2007, there were (i) 67,455,399 shares of Common Stock issued and outstanding, and (ii) 62,048 shares of the Series C Convertible Preferred Stock issued or outstanding. All such outstanding shares of capital stock have been duly authorized and are validly issued, and are fully paid and nonassessable.

4.3.2 Except as disclosed in the SEC Documents, as of the date hereof, there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of NIMS, or agreements, understandings or arrangements to which NIMS is a party, or by which NIMS is or may be bound, to issue additional shares of its capital stock or options, warrants or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock.

4.3.3 As of the date hereof, (i) the Company has full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership, to each applicable Investor, Series D Convertible Preferred Shares hereunder, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon delivery of and payment by each Investor of such Investor's proportionate share of the Purchase Price to the Company, the Series D Convertible Preferred Shares shall have been duly and validly issued, fully paid and nonassessable, and such Investor will acquire good and marketable title to such Series D Convertible Preferred Shares free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever, except in each of the case of (i) and

(ii), such liens, charges, claims, options, pledges, restrictions and encumbrances as may be (x) imposed under federal or state securities laws, (y) set forth in this Agreement or (z) imposed through the actions of the Investors. The Series D Convertible Preferred Shares, when issued as described immediately above, will have the rights, preferences, privileges and restrictions set forth in the Statement of Designations (as defined in Section 6.1).

4.4 **Authority; Enforceability**. NIMS has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by NIMS and the consummation by NIMS of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of NIMS and no other corporate proceedings on the part of NIMS is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement, when executed and delivered by NIMS, will constitute the valid and binding obligations of NIMS, enforceable against NIMS in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or other similar laws relating to, affecting generally the enforcement of, creditors' rights and remedies or by other equitable principals of general application.

4.5 **No Conflict**. The execution and delivery of this Agreement by NIMS does not, and the performance by NIMS of its obligations hereunder will not: (i) conflict with or violate the Articles or By-Laws of NIMS; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "**Laws**") in effect as of the date of this Agreement and applicable to NIMS; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of NIMS pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which NIMS is a party or by NIMS or any of its properties or assets is bound, except in each of the cases of (i) through (iii) for any violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect on NIMS.

4.6 **Brokers**. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of NIMS.

4.7 **SEC Documents**. NIMS acknowledges that NIMS is a publicly held company and has made available to the Investors after demand true and complete copies of any requested SEC Documents. As of their respective dates (or if amended or superceded, as of the date of the last amendment or superceding report filed prior to the date hereof), except as set forth on Schedule 4.7 attached hereto, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.8 **NIMS Financial Statements**. Except as set forth on Scheduled 4.8, the audited financial statements, together with the related notes of NIMS as of July 31, 2007, included in NIMS' Form 10-K, as amended, as filed with the SEC, and the unaudited financial statements of NIMS as of October 31, 2007, included in NIMS' Form 10-Q, as filed with the SEC, in each case fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of NIMS at the dates therein specified and its results of operations and cash flows for the periods then ended provided, however, that (1) additional financing will be required to be obtained by the Company (in addition to the net proceeds of the issuance of the Preferred Shares pursuant hereto) in order for it to continue its operations as currently contemplated and (2) no representation, warranty or assurance of any kind is given by the Company about its ability to continue as a going concern. Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States ("***GAAP***") applied on a consistent basis except as expressly noted therein and subject in the case of the unaudited financial statements to year-end adjustments.

4.9 **Material Changes; Undisclosed Events, Liabilities or Developments**. Except as set forth on Schedule 4.9, since October 31, 2007, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) NIMS has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in NIMS' financial statements pursuant to GAAP; (iii) NIMS has not altered its method of accounting; (iv) NIMS has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) NIMS has not issued any equity securities to any officer, director or affiliate. Except for the issuance of the Preferred Stock contemplated by this Agreement, no event, liability or development has occurred or exists with respect to NIMS or its subsidiaries or their respective business, properties, operations or financial condition that is required to be disclosed by NIMS under applicable securities laws as of the time this representation is made and that is not disclosed in the SEC Documents provided, however, that (1) additional financing will be required to be obtained by the Company (in addition to the net proceeds of the issuance of the Preferred Shares pursuant hereto) in order for it to continue its operations as currently contemplated and (2) no representation, warranty or assurance of any kind is given by the Company about its ability to continue as a going concern.

4.10 **Full Disclosure**. No representation or warranty made by NIMS in this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor, severally and not jointly, as to himself or itself and not as to any other Investor, represents and warrants to the Company that:

5.1 **Organization and Standing of the Investor.** Where the Investor is a business entity, such Investor is duly incorporated, validly existing and in good standing under the laws of the state in which it was formed. The state in which any offer to purchase shares hereunder was made or accepted by such Investor is the state shown as such Investor's address. If an entity, the Investor was not formed for the purpose of investing solely in the Preferred Shares the subject of this Agreement.

5.2 **Authority; Enforceability**. The Investor has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Investor, where appropriate, and no other corporate proceedings on the part of the Investor, where appropriate, is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement, when executed and delivered by the Investor, will constitute the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.3 **No Conflict**. The execution and performance of this Agreement by the Investor does not, and the performance by the Investor of its obligations hereunder will not: (i) conflict with or violate such Investor's charter documents or bylaws, where applicable, (ii) conflict with, breach or violate any Laws in effect as of the date of this Agreement and applicable to the Investor; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, or require any payment under, any note, bond, mortgage, indenture, contract, agreement, lease license, permit, franchise or other instrument or obligation to which the Investor is a party or by which the Investor or any of its properties or assets is bound, except in each of cases (i) through (iii) for any violations, conflicts, breaches, defaults, terminations or accelerations that would not, in the aggregate, have a Material Adverse Effect on the Investor.

5.4 **Financial Risks**. The Investor acknowledges that such Investor is able to bear the financial risks associated with an investment in the Preferred Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Preferred Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the Preferred Shares.

5.5 **Accredited Investor**. The Investor is (i) an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if

an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Preferred Shares.

5.6 **Investment Intent.** The Investor is purchasing the Preferred Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the 1933 Act. The Investor understands that its acquisition of the Preferred Shares has not been registered under the 1933 Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Investor's investment intent as expressed herein. The Investor shall not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of) any of the Preferred Shares, or any component thereof, whether Preferred Shares or shares of Common Stock into which the Preferred Shares are convertible, except in compliance with the terms of this Agreement and the registration requirements of the 1933 Act, and the rules and regulations promulgated thereunder, or an exemption thereunder.

5.7 **No Legal, Tax or Investment Advice.** The Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase of the Preferred Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares.

5.8 **Brokers**. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investors.

5.9 **No Short Sales**. Prior to the Closing Date, neither the applicable Investor nor any of the Investor's Affiliates will be in a net short position with regard to the Common Stock in any accounts directly or indirectly controlled by such Investor.

5.10 **Knowledge of Company.** Each Investor and such Investor's advisors, if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares. Each Investor and such Investor's advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.11 **Risk Factors** Each Investor understands that such Investor's investment in the Preferred Shares involves a high degree of risk. Each Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares. Each Investor warrants that such Investor is able to bear the complete loss of such Buyer's investment in the Preferred Shares.

5.12 **Absence of Third Party Agreement concerning Company Equity Securities.** Except as set forth or referred to in this Agreement, Investor does not have any agreement or

understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

ARTICLE VI

COVENANTS OF THE COMPANY

6.1 **Filing of Statement of Designations**. On or before the Closing, the Restated and Amended Articles of Incorporation of the Company, as amended, shall be amended by the filing with the Secretary of State of the State of Florida of a duly adopted and executed Statement of Designations.

6.2 **Reservation of Common Stock**. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the shares of Common Stock into which the Series D Convertible Preferred Shares are convertible.

6.3 **Exchange Act Registration**. The Company will cause its Common Stock to continue to be registered under the 1934 Act and will use commercially reasonable efforts to comply in all respects with its reporting and filing obligations under the 1934 Act.

6.4 **Use of Proceeds**. The Company will use the net proceeds from the sale of the Preferred Shares for general working capital.

ARTICLE VII

COVENANTS OF EACH INVESTOR

7.1 **Compliance with Law**. The Investor's trading activities, if any, with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company's Common Stock is listed.

7.2 **Transfer Restrictions.** The Investor acknowledges that the Securities have not been registered under the provisions of the 1933 Act or any state securities laws, and neither such Securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (A) subsequently registered thereunder or (B) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration.

7.3 **Restrictive Legend.** The Investor's acknowledge and agree that the Securities and, until such time as the Securities have been registered under the 1933 Act and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear the following restrictive legends:

(i) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

"SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE HOLDER OF SUCH SECURITIES SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE ISSUER, TO THE EFFECT THAT THE SECURITIES TO BE SOLD OR TRANSFERRED MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION."

(ii) Any legend required by the blue sky or securities laws of any state or jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended.

The certificates representing the Common Stock into which the Series D Convertible Preferred is convertible shall be subject to a stop transfer order with the Company's transfer agent that restricts the transfer of such shares except in compliance herewith.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 **Termination**. This Agreement may be terminated at any time:

8.1.1 by mutual written consent of the Investors and the Company;

8.1.2 by an Investor, on the one hand, or the Company, on the other, if: (A) the Closing Date shall not have occurred on or before April 10, 2008 (or such later date as may be agreed upon in writing by the Company and such Investor (the "**Termination Date**")); provided, however, that the right to terminate this Agreement under this Section 10.1.2 shall not be available to any party whose willful failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date, (B) there shall be a final nonappealable order of a federal, state or foreign court in effect preventing consummation of the transactions contemplated by this Agreement, or (C) there shall be any governmental rule or governmental order applicable to the transactions contemplated by this Agreement by any governmental entity that would make the consummation of the transactions contemplated by this Agreement illegal;

8.1.3 by the Investors, if the Company has breached any of its representations or warranties or failed to perform any of its obligations hereunder and as a result of such breach or failure the conditions set forth in Sections 9.2 or 9.3, as the case may be, would not then be satisfied; provided, however, that if such breach is curable by the Company within thirty (30) days through the exercise of its commercially reasonable efforts, then for so long as the Company shall continue to exercise its commercially reasonable efforts the Investors may not terminate this Agreement under this Section 10.1.3 unless such breach has not been cured within thirty (30) days (but no cure period shall be required for a breach which by its nature cannot be cured); or

8.1.4 by the Company, if the Investors have breached any of their respective representations or warranties or failed to perform any of their respective obligations hereunder and as a result of such breach or failure the conditions set forth in Sections 8.2 or 8.3, as the case may be, would not then be satisfied; provided, however, that if such breach is curable by the Investors within thirty (30) days through the exercise of its commercially reasonable efforts, then for so long as the Investors shall continue to exercise its commercially reasonable efforts the Company may not terminate this Agreement under this Section 10.1.4 unless such breach has not been cured within thirty (30) days (but no cure period shall be required for a breach which by its nature cannot be cured).

8.2 **Effect of Termination**. In the event of the termination of this Agreement pursuant to Paragraph 10.1 hereof, there shall be no liability to NIMS or the Investors or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease, except as set forth in Section 11.1.

8.3 **Amendment**. This Agreement, as it applies to the Company and a particular Investor, may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the Company and such Investor.

8.4 **Waiver**. At any time prior to the Closing Date, NIMS or each Investor, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of the other party or; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which has been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.

ARTICLE IX

GENERAL PROVISIONS

9.1 **Transaction Costs**. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorneys' fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred by that party in connection with this Agreement; provided, however, that the Company shall reimburse each Investor for such Investor's legal fees up to $10,000 per Investor accrued in connection with this Agreement.

9.2 **Headings**. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.3 **Entire Agreement**. This Agreement (together with the Schedules, Exhibits, and documents referred to herein) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

9.4 **Notices**. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to NIMS:

NON-INVASIVE MONITORING SYSTEMS, INC.
4400 Biscayne Blvd, 6th Floor
Miami, FL 33137

If to any Investor:

To the address listed on Schedule A herein or to the address subsequently provided in writing to the Company by such Investor.

9.5 **Severability**. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9.6 **Binding Effect**. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

9.7 **Preparation of Agreement**. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

9.8 **Governing Law**. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to applicable principles of conflicts of law.

9.9 **Jurisdiction.** If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Florida.

9.10 **Preparation and Filing of Securities and Exchange Commission filings.** Each Investor shall reasonably assist and cooperate with the Company in the preparation of all of the Company's filings with the SEC the Execution Date.

9.11 **Further Assurances, Cooperation**. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

9.12 **Third Parties** Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

9.13 **Failure or Indulgence Not Waiver**. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein.

9.14 **Counterparts**. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Investors and the Company have as of the date below caused this Agreement to be duly executed and delivered.

NON-INVASIVE MONITORING SYSTEMS, INC.

By: [signature]
Name: Steven B Mrha
Title: Chief Operating Officer

INVESTORS

[signature]
Print Name: Steven B Mrha
Entity (if appropriate): ____________

Title: (if appropriate): COO

Date: ____________

[signature]
Print Name: MARVIN A SACKNER
Entity(if appropriate): ____________

Title: (if appropriate): CEO

Date: ____________

Print Name:
Entity (if appropriate): ____________

Title: (if appropriate): ____________

Date: ____________

Print Name:
Entity(if appropriate): ____________

Title: (if appropriate): ____________

Date: ____________

Print Name:
Entity (if appropriate): ____________

Title: (if appropriate): ____________

Date: ____________

Print Name: a
Entity(if appropriate): ____________

Title: (if appropriate): ____________

Date: ____________

IN WITNESS WHEREOF, the Investors and the Company have as of the date below caused this Agreement to be duly executed and delivered.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

INVESTORS

____
Print Name:
Entity (if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name:
Entity(if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name:
Entity (if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name:
Entity(if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name: The Chiin Hsiung Hsiao
Entity (if appropriate): Family Trust A
[signature]
Title: (if appropriate): Trustee
Jane Hsiao

Date: ____________________

____
Print Name: a
Entity(if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

IN WITNESS WHEREOF, the Investors and the Company have as of the date below caused this Agreement to be duly executed and delivered.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

INVESTORS.

[signature]
Print Name:
Entity (if appropriate): __________
MARIE V. WOLF
Title: (if appropriate): __________

Date: 4/02/08

____
Print Name:
Entity(if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name:
Entity (if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name:
Entity(if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name:
Entity (if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

____
Print Name: a
Entity(if appropriate): __________
____
Title: (if appropriate): __________

Date: ____________________

IN WITNESS WHEREOF, the Investors and the Company have as of the date below caused this Agreement to be duly executed and delivered.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

INVESTORS

____
Print Name:
Entity (if appropriate): __________
Title: (if appropriate): __________
Date: ____________________

____
Print Name:
Entity(if appropriate): __________
Title: (if appropriate): __________
Date: ____________________

____
Print Name:
Entity (if appropriate): __________
Title: (if appropriate): __________
Date: ____________________

____
Print Name:
Entity(if appropriate): __________
Title: (if appropriate): __________
Date: ____________________

____
Print Name:
Entity (if appropriate): __________
Title: (if appropriate): __________
Date: ____________________

[signature]
Print Name: Phillip Frost M.D.
Entity(if appropriate): Frost Gamma Investments Trust
Title: (if appropriate): Trustee
Date: ____________________

Schedule A

Schedule of Investors

INVESTOR	**INVESTMENT**	**NUMBER OF PREFERRED SHARES**	**UNDERLYING SHARES OF COMMON STOCK**
Frost Gamma Invesments Trust	$ 645,000	430	2,150,000
The Chin Hsiung Hsiao Family Trust A	$ 645,000	430	2,150,000
Marvin A Sackner	$75,000	50	250,000
Steven B. Mrha	$75,000	50	250,000
Marie D. Wolf	$60,000	40	200,000
TOTAL	**$1,500,000**	**1,000**	**5,000,000**

SCHEDULE B
INSTRUCTIONS TO TRANSFER AGENT

NON-INVASIVE MONITORING SYSTEMS, INC.
4400 Biscayne Boulevard, Suite 608
Miami, Florida 33137

April ___, 2008

VIA FACSIMILE ([Insert fax number]) AND REGULAR MAIL

[Name and address of NIMS' transfer agent]

Ladies and Gentlemen:

Reference is made to that certain Preferred Stock Securities Purchase Agreement, dated as of April 3, 2008 (the "**Agreement**"), by and among Non-Invasive Monitoring Systems, Inc., a Florida corporation (the "**Company**"), and the investors named on **Schedule B** attached thereto collectively, the "**Holders**"), pursuant to which the Company is issuing shares of its Series D Convertible Preferred Stock, par value $1.00 per share (the **"Series D Preferred Shares")** to the Holders, which Series D Preferred Shares are convertible at the option of the Holder into shares of Common Stock, par value $0.01 per share of the Company (the "**Common Stock**").

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue certificates representing the shares of the Common Stock to effect the issuance of shares of Common Stock upon the conversion of the Series D Preferred Shares (the "**Conversion Shares**") and (b) the shares of the Common Stock constitutingConversion Shares upon transfer or resale thereof in accordance with the terms of the Agreement, in each case to or upon the order of a Holder from time to time upon delivery to you of (a) (i) the Series D Preferred Shares for which conversion has been elected or (ii) the Conversion Shares to be transferred or resold, in either case duly endorsed to the Company or in blank, or accompanied by instruments of transfer to the Company in blank, in form satisfactory to the Company, as evidenced by a letter, signed by an officer or other authorized representative of the Company that refers specifically to such Series D Preferred Shares, or such Conversion Shares, as applicable, and (b) in the case of a Holder's conversion of Series D Preferred Shares, a written notice to the Company from or on behalf of such Holder that such Holder elects to convert such Series D Preferred Shares.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company's legal counsel that either (i) a registration statement covering the resale of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the "**SEC**") under the Securities Act of 1933, as amended (the "**Securities Act**"), or (ii) resales of the Conversion Shares may be made in conformity with Rule 144 under the Securities Act ("**Rule 144**") and applicable state securities laws, (b) if applicable, a copy of such registration statement and (c) notice from legal counsel to the Company or an opinion of legal

counsel to such Holder (plus, in the case of such an opinion from legal counsel to a Holder, written confirmation from the Company that such opinion from legal counsel to the Holder is satisfactory in form, scope and substances to the Company), in either case stating that a resale of the Conversion Shares is the subject of such a registration statement (and a prospectus delivered to the transferee, unless such a prospectus is deemed to have been delivered pursuant to Rule 172 under the Securities Act) or may be effected without registration under the Securities Act pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of the notice or opinion referred to in clause (c) above, you shall issue the certificates representing the Conversion Shares to the Holder or its transferee, as applicable, registered in the name of such Holder or such transferee, and such certificates shall not bear any legend restricting transfer of the Conversion Shares and should not be subject to any stop-transfer restriction; provided, however, that if such Conversion Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 and you have not received an opinion from the Company's legal counsel that the issuance or resale of Conversion Shares is an exempt transaction under the Securities Act, then the certificates for such Conversion Shares shall bear the legend attached hereto as Exhibit 1, and a stop order with respect to such certificates shall be established.

In addition, please increase the reserve of Common Stock by 5,000,000 to reserve for the Conversion Shares.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third-party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

NON-INVASIVE MONITORING SYSTEMS, INC.

By: ______________________________

Name: Steven B. Mrha
Title: Chief Operating Officer

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
this ___ day of April, 2008

[NAME OF TRANSFER AGENT COMPANY

By: ______________________________
Name: ____________________________
Title: ____________________________
Enclosures

EXHIBIT 1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE HOLDER OF SUCH SECURITIES SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE ISSUER, TO THE EFFECT THAT THE SECURITIES TO BE SOLD OR TRANSFERRED MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

SCHEDULE C

RESOLUTION OF THE BOARD OF DIRECTORS OF NON-INVASIVE MONITORING SYSTEMS, INC.

That pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of Non-Invasive Monitoring Systems, Inc. (the "Corporation"), said Board of Directors as of April 1, 2008 adopted a resolution providing for the issuance of up to 1,000 shares of the Corporation's Preferred Stock, par value $1.00 per share, designated "Series D Convertible Preferred Stock," which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of Corporation by the Articles of Incorporation, the Board of Directors does hereby provide for and authorize the issuance of up to 1,000 shares of the Preferred Stock, par value $1.00 per share, of the Corporation, to be designated "Series D Convertible Preferred Stock," of the presently authorized but unissued shares of Preferred Stock. The voting powers, designations, preferences, and relative, participating, optional or other special rights of the Series D Preferred Stock authorized hereunder and the qualifications, limitations and restricting of such preferences and rights are as follows:

1. <u>Dividends</u>. The holders of Series D Convertible Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Corporation's Board of Directors, together with the holders of the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), ratably on an "as-converted" basis, namely, as if the holders of the shares of Series D Convertible Preferred Stock then outstanding shall have converted such shares of Series D Convertible Preferred Stock as provided herein immediately prior to the record date for payment of such dividends.

2. <u>Voting</u>.

(a) The holders of the shares of Series D Convertible Preferred Stock shall vote with the holders of shares of the Common Stock and holders of any other series of Preferred Stock or other class of capital stock of the Corporation which are granted such voting rights as a single class on all matters, including the election of Directors, except as otherwise provided by law.

(b) In addition to voting rights provided by law and by Section 2(a), so long as any Series D Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series D Convertible Preferred Stock:

(I) increase or decrease the authorized shares of any class or series of Capital Stock or alter or change the powers, preferences or rights of the Series D Convertible Preferred Stock or the qualifications, limitations or restrictions thereof, whether by merger, consolidation or otherwise;

(II) amend, alter or repeal its Certificate of Incorporation or By-laws, whether by merger, consolidation or otherwise, in any manner adverse to the holders of the Series D Convertible Preferred Stock; or

(III) create or authorize the creation or issuance (whether by merger, consolidation or otherwise) of any new or additional class or series of Capital Stock, or any security convertible into or exchangeable for, or whose value is linked to or derived from the value of, the Corporation's Capital Stock, in each case that is senior to or *pari passu* with those of the Series D Convertible Preferred Stock on dividends, distributions, liquidations, redemptions or any other matter or that has any separate voting or approval rights.

3. Redemption. The Series D Convertible Preferred Stock shall not be redeemable by the Corporation.

4. Conversion. The holders of shares of Series D Convertible Preferred Stock shall have conversion rights as follows:

(a) Each holder of a share of Series D Convertible Preferred Stock shall have the right, at any time, to convert such share into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of 5,000 shares of Common Stock for each share of this Series D Convertible Preferred Stock (the "Conversion Rate"). The Conversion Rate shall be subject to adjustment as hereinafter provided.

(b) The Corporation shall not be required, in connection with any conversion of shares of Series D Convertible Preferred Stock, to issue a fraction of a share of its Common Stock, but in lieu thereof the Corporation shall make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the market price at the Common Stock on the trading day prior to conversion.

(c) Any holder of shares of Series D Convertible Preferred Stock electing to convert such shares into Common Stock shall surrender the certificate or certificates for such shares at the office of the Corporation (or at such other place as the Corporation may designate by notice to the holders of shares of Series D Convertible Preferred Stock) during regular business hours, duly endorsed to the Corporation or in blank, or accompanied by instruments of transfer to the Corporation in blank, in form satisfactory to the Corporation, and shall give written notice to the Corporation at such office that such holder elects to convert such shares of Series D Convertible Preferred Stock. The Corporation shall, as soon as practicable after such deposit of certificates for shares of this Series, accompanied by the written notice above prescribed, issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of Common Stock and the cash, if any, to which such holder is entitled upon such conversion.

(d) Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series D Convertible Preferred Stock to be converted, and the giving of written notice as hereinabove provided; and the person entitled to receive the

Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for this Series D Convertible Preferred Stock are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books.

(e) The Conversion Rate shall be adjusted from time to time as follows:

(A) In case the Corporation shall (a) pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class) to holders of Common Stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the conversion right and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of any shares of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which such holder would have owned immediately following such action and such shares of this Series D Convertible Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this subparagraph shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section, the holder of any shares of this Series thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Conversion Rate between or among shares of such classes of capital stock.

(B) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (exclusive of any cash dividend paid from retained earnings of the Corporation) or rights or warrants to subscribe to securities of the Corporation (excluding those hereinabove described), then in each such case the Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the current market price of the Common Stock on the record date referred to below, and the denominator of which shall be such current market price of Common Stock less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock.

Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

(C) Notwithstanding the foregoing, the Corporation shall not be required to make any adjustment of the Conversion Rate in the following circumstances:

(I) unless such adjustment would require an increase or decrease of at least 1% in such rate, in which case any lesser adjustment shall be carried forward and shall be made at, the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such rate; or

(II) in connection with the issuance of shares of Common Stock pursuant to the exercise, conversion or exchange of any options, warrants or similar rights to acquire shares of Common Stock (collectively, "Excluded Common Stock Equivalents") that are existing or outstanding as of the date of issuance of the Series D Convertible Preferred Stock

(D) Whenever an adjustment in the Conversion Rate is required, the Corporation shall forthwith place on file with its Secretary a statement signed by its President or a Vice President and by its Secretary or Treasurer or one of its Assistant Secretaries or Assistant Treasurers, stating the adjusted Conversion Rate determined as provided herein. Such statements shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment. Promptly after the adjustment of the Conversion Rate, the Corporation shall mail a notice thereof to each holder of shares of Series D Convertible Preferred Stock.

(E) In case of either (a) any consolidation or merger to which the Corporation is a party, other than a merger or consolidation in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock, or (b) any sale or conveyance to another corporation of all or substantially all of the assets of the Corporation, then the Corporation, or such successor corporation, as the case may be, shall make appropriate provision so that the holder of each share of Series D Convertible Preferred Stock then outstanding shall have the right to convert such shares of Series D Convertible Preferred Stock into the kind and amount of shares or other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such shares of Series D Convertible Preferred Stock might have been

converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for hereunder. The provisions of this Section shall apply similarly to successive consolidations, mergers, sales or conveyances.

(F) The Corporation shall take all necessary action to cause any shares of Series D Convertible Preferred Stock which shall at any time have been converted to resume the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors. The Corporation shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of this Series, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of this Series; provided, however, that nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

(G) The Corporation shall pay any and all issue or transfer taxes that may be payable respect of any issue or delivery of shares of Common Stock on conversion of shares of Series D Convertible Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which is payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the shares of Series D Convertible Preferred Stock so converted were registered or to correct an error in such name, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(H) Before taking any action that would result in the Conversion Rate being less than the then par value of the Common Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion premium.

5. <u>Liquidation, Dissolution, Winding Up</u>. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the amount that shall be paid to the holder of each share of Series D Convertible Preferred Stock (the "liquidation value" of such shares) shall be the fixed amount of $1,500.00 for each such share and the additional sum representing declared but unpaid dividends thereon, if any. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or part of its assets, shall

be deemed to be a liquidation, dissolution or winding up of the affairs the Corporation, either voluntarily or involuntarily, within meaning of this section.

6. Preferential Rank. All shares of Series D Convertible Preferred Stock shall be *parri passu* in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Corporation to all shares of Series C Preferred Stock. All shares of Common Stock shall be of junior rank in respect of the preferences as to dividends, distributions and payment upon the liquidation, dissolution or winding up of the Corporation to all shares of Series D Convertible Preferred Stock. The rights of the shares of Common Stock shall be subject to the preferences and rights of the Series D Convertible Preferred Stock.